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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
CUTTER & BUCK INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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701 North 34th Street, Suite 400
Seattle, WA 98103

November 22, 2002

Dear Shareholder:

        The board of directors and management of Cutter & Buck Inc. invite you to attend the 2002 annual meeting of shareholders. Our meeting will be held on Wednesday, December 18, 2002 at 9 a.m., at our new corporate headquarters located at 701 North 34th Street, Suite 400, Seattle, Washington.

        Please read these materials so that you'll know what we plan to do at the meeting. Also, please either sign and return the accompanying proxy card in the postage-paid envelope or instruct us by telephone or via the internet as to how you would like your shares voted. This way, your shares will be voted as you direct even if you can't attend the meeting. Instructions on how to vote your shares by telephone or via the internet are on the proxy card enclosed with this proxy statement. If you attend the meeting and desire to vote in person, you may do so even though you have previously sent a proxy.

        We invite you also to attend an investors' seminar, which will take place immediately after the annual meeting. At this seminar, we will show our product, discuss our operations, and provide a tour of our distribution center. All shareholders are welcome. Slides used at the annual meeting and the investor seminar will be posted on our web site.

Sincerely,

Frances M. Conley Chairman and Chief Executive Officer

  Whether or not you plan to attend the meeting, please provide your proxy by either calling the toll-free telephone number, using the internet, or filling in, signing, dating, and promptly mailing the accompanying proxy card in the enclosed envelope.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on Wednesday, December 18, 2002 at 9 a.m.

To the Shareholders of Cutter & Buck Inc.:

        The annual meeting of shareholders of Cutter & Buck Inc. will be held at our new corporate headquarters located at 701 North 34th Street, Suite 400, Seattle, Washington, on Wednesday, December 18, 2002 at 9 a.m., Pacific Standard Time. The meeting will be held for the following purposes:

Proposal 1.	The election of two class II directors for a term of three years, to serve until the 2005 annual meeting of shareholders and until their respective successors are elected and have qualified and the election of one class III director for a term of one year, to serve until the 2003 annual meeting of shareholders and until his successor is elected and qualified;
Proposal 2.	The approval of Ernst & Young LLP as Cutter & Buck's independent auditors for fiscal 2003; and
To transact any other business which may properly come before the meeting or any adjournment thereof.

        The record date for the annual meeting is November 15, 2002. Only shareholders of record at the close of business on that date can vote at the meeting.

By Order of the Board of Directors,

Ernest R. Johnson Secretary

Cutter & Buck Inc.
701 North 34th Street, Suite 400
Seattle, Washington 98103
November 22, 2002

IMPORTANT: Please call the toll-free telephone number or use the internet as described on the enclosed proxy, or fill in, date, sign and return the enclosed proxy in the postage-paid envelope to ensure that your shares are represented at the meeting. If you attend the meeting, you may vote in person, if you wish to do so, even though you have previously sent in your proxy.

CUTTER & BUCK INC.

PROXY STATEMENT

        The board of directors is soliciting proxies to be used at the annual meeting of shareholders to be held on Wednesday, December 18, 2002 at 9 a.m., Pacific Standard Time, at our new corporate headquarters located at 701 North 34th Street, Suite 400, Seattle, Washington. This proxy statement and the enclosed proxy form are being mailed to shareholders beginning November 22, 2002.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND
THE ANNUAL MEETING

What is the purpose of the meeting?

        At our annual meeting, shareholders will act upon matters outlined in the notice of meeting, including the election of three directors and the ratification of the selection of our independent accountants. Also, management will report on our recent performance and respond to questions from shareholders.

Why are shareholders voting on two class II directors and a class III director at the meeting?

        Our board of directors voted to fill two vacancies on our board in November 2002. The Washington Business Corporation Act requires that the term of a director elected to fill a vacancy expires at the next annual meeting at which any directors are elected. Consequently, at the annual meeting, shareholders will be asked to elect two class II directors to serve for a term of three years and one class III director to serve for a term of one year at which time the class III director will stand for reelection.

Who is entitled to vote at the meeting?

        Shareholders of record of common stock at the close of business on November 15, 2002 may vote at the meeting.

        On November 15, 2002, 10,604,510 shares of common stock were outstanding and eligible to vote.

What is the difference between a shareholder of record and a "street name" holder?

        If your shares are registered directly in your name with Mellon Investor Services LLC, our transfer agent, you are considered the shareholder of record of those shares.

        If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of these shares, and your shares are held in "street name".

How do I vote my shares?

        If you are a shareholder of record, you can give a proxy to be voted at the meeting either:

  •
  by mailing in the enclosed proxy card;

  •
  over the telephone by calling a toll-free number; or

  •
  electronically, using the internet.

        The telephone and internet voting procedure have been set up for your convenience and have been designed to authenticate your identity, to allow you to give voting instructions, and confirm that those instructions have been recorded properly. If you are a shareholder of record and you would like to vote by telephone or by using the internet, please refer to the specific instructions on the enclosed proxy card. If you wish to vote using your proxy form and you return your signed proxy to us before the annual meeting, we will vote your shares as you direct.

        If you hold your shares in "street name," you must vote your shares in the manner prescribed by your broker or nominee. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

Can I vote my shares in person at the meeting?

        Yes. If you are a shareholder of record, you may vote your shares at the meeting by completing a ballot at the meeting.

        However, if you are a "street name" holder, you may vote your shares in person only if you obtain a signed proxy from your broker or nominee giving you the right to vote the shares.

        Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

What are my choices when voting?

        In the election of directors, you may vote for the nominees, or your vote may be withheld with respect to the nominees. The proposal related to the election of directors is described in this proxy statement beginning at page 6.

        For the proposal related to the approval of our independent auditors for fiscal 2003, you may vote for the proposal, against the proposal, or abstain from voting on the proposal. This proposal is described in this proxy statement beginning at page 10.

What are the recommendations of the board of directors?

        The board of directors recommends a vote FOR the nominees for director (Proposal 1) and FOR ratifying the selection of Ernst & Young LLP as our independent auditors for fiscal 2003 (Proposal 2).

What if I do not specify how I want my shares voted?

        If you do not specify on your proxy card (or when giving your proxy by telephone or over the internet) how you want to vote your shares, we will vote them FOR the nominees for director (Proposal 1) and FOR ratifying the selection of Ernst & Young LLP as our independent auditors for fiscal 2002 (Proposal 2).

Can I change my vote?

        Yes. You can revoke your proxy at any time before it is exercised in any of three ways:

  •
  by submitting written notice of revocation to our Secretary, Ernest Johnson;

  •
  by submitting another proxy by telephone, via the internet or by mail with a later date and, if by mail, that is properly signed; or

  •
  by voting in person at the meeting.

What vote is required for a proposal to be approved?

        Under Washington law and our restated articles of incorporation, a quorum consisting of a majority of the outstanding shares entitled to vote must be represented in person or by proxy to elect directors and to transact any other business that may properly come before the meeting. In the election of directors, the nominee elected is the individual receiving the greatest numbers of votes cast by the shares present in person or represented by proxy and entitled to vote. Any action other than a vote for the nominee will have the effect of voting against the nominee. The approval of independent auditors will be ratified if the votes cast in favor of the proposal exceed the votes cast against it. Abstention from voting or broker nonvotes will have no effect since such actions do not represent votes cast.

Are there any other matters to be acted upon at the meeting?

        We have not received any shareholder proposals. Under our bylaws, no other business besides that stated in the meeting notice may be transacted at the annual meeting.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of November 15, 2002, information with respect to the beneficial ownership of our common stock by: (i) each person known by us to own beneficially more than 5% of our common stock, (ii) each of our directors, (iii) the executive officers identified in the Summary Compensation Table contained in our Annual Report on Form 10-K for the fiscal year ended April 30, 2002, and (iv) all our directors and executive officers as a group. Except as otherwise noted, the named beneficial owner has sole voting and investment power.

Name and Address	Shares Beneficially Owned	Percentage of Class
Royce & Associates, LLC(1)	1,061,000	10.0%
WM Advisors Inc.(2)	1,038,295	9.8%
Dimensional Fund Advisors Inc.(3)	686,400	6.5%
Lord, Abbett & Co.(4)	580,540	5.5%
Harvey N. Jones(5)	503,875	4.7%
Martin J. Marks(6)	278,608	2.6%
Frances M. Conley(7)	243,165	2.3%
Michael S. Brownfield(8)	154,260	1.5%
Paul A. Bourgeois (9)	6,117	*
Jim C. McGehee(10)	91,211	*
Stephen S. Lowber(11)	78,055	*
Philip B. Jones	23,538	*
Larry C. Mounger(12)	70,240	*
James C. Towne(13)	39,536	*
Henry L. (Skip) Kotkins, Jr.	0	*
Douglas G. Southern.	0	*
All directors and executive officers as a group (14 persons)(14)	833,764	7.9%

*
Less than one percent

(1)
Based on an amended schedule 13G filed pursuant to the Exchange Act, which indicates that Royce & Associates, LLC has sole voting and dispositive power for all of those shares. The address of Royce & Associates, LLC is 1414 Avenue of the Americas, Ninth Floor, New York, NY 10019.

(2)
Based on a holdings report on Form 13F filed pursuant to the Exchange Act, which indicates that WM Advisors Inc. has sole voting and dispositive power for all of those shares. WM Advisors Inc. is affiliated with Washington Mutual Bank (d/b/a/ Western Bank), which is a party to our loan agreement. The address of WM Advisors Inc. is 1201 Third Avenue, Suite 1400, Seattle, WA 98101.

(3)
Based on an amended schedule 13G filed pursuant to the Exchange Act, which indicates that Dimensional Fund Advisors Inc. has sole voting and dispositive power for all of those shares. The address of Dimensional Fund Advisors Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

(4)
Based on a holdings report on Form 13F filed pursuant to the Exchange Act, which indicates that Lord Abbett & Co. has sole voting and dispositive power for all of those shares. The address of Lord, Abbett & Co. is 90 Hudson Street, Jersey City, NJ 07302.

(5)
Includes 160,749 shares issuable upon exercise of options exercisable within 60 days of November 15, 2002. Excludes 25,427 shares held by the Jones-Iannucci Educational Trust, of which Mr. Jones' children are the sole beneficiaries.

(6)
Includes 109,603 shares issuable upon exercise of options exercisable within 60 days of November 15, 2002.

(7)
Includes 143,968 shares issuable upon exercise of options exercisable within 60 days of November 15, 2002. Also includes 70,793 shares held by Roanoke Capital, Ltd. ("Roanoke Capital"). Ms. Conley, CEO and one of our directors, is a shareholder, director and president of Roanoke Capital. The only other shareholder, director and officer of Roanoke Capital is Gerald R. Conley, Ms. Conley's husband.

(8)
Includes 36,372 shares issuable upon exercise of options exercisable within 60 days of November 15, 2002.

(9)
Includes 4,950 shares issuable upon exercise of options exercisable within 60 days of November 15, 2002.

(10)
Includes 75,250 shares issuable upon exercise of options exercisable within 60 days of November 15, 2002.

(11)
Includes 66,500 shares issuable upon exercise of options exercisable within 60 days of November 15, 2002.

(12)
Includes 43,310 shares issuable upon exercise of options exercisable within 60 days of November 15, 2002.

(13)
Includes 29,436 shares issuable upon exercise of options exercisable within 60 days of November 15, 2002.

(14)
Includes 522,873 shares issuable upon exercise of options exercisable within 60 days of November 15, 2002.

ELECTION OF DIRECTORS
(Proposal 1 on the Proxy Card)

        Two class II directors and one class I director will be elected at this year's annual meeting. The board of directors has nominated Michael S. Brownfield and Douglas G. Southern as class II directors and Henry L. (Skip) Kotkins, Jr. as a class III director. The class II directors will be elected to a term of three years, to serve until the 2005 annual meeting of shareholders and until their successors are elected and have qualified and the class I director will be elected to a term of one year, to serve until the 2003 annual meeting of shareholders and until his successor is elected and has qualified.

        We will vote your shares as you specify on your proxy. If you do not specify how you want your shares voted on your proxy, we will vote them for the election of the nominee. If unforeseen circumstances (such as death or disability) make it necessary for the board of directors to substitute another person for the nominee, we will vote your shares for that other person.

        The nominees for director are now members of the board of directors. The board met 14 times during fiscal 2002. With the exception of Douglas G. Southern and Henry L. (Skip) Kotkins, Jr., who joined our board of directors on November 13, 2002, the directors and director nominees attended more than 75% of the combined board of director and committee meetings held during fiscal 2002. The directors and director nominees have provided the following information about themselves as of November 15, 2002:

Directors and Director Nominees

Michael S. Brownfield
Age:	62
Director Since:	1995
Principal Occupation:	Chairman, Accurate Molded Plastics
Recent Business Experience:	Mr. Brownfield is the chairman of Accurate Molded Plastics, a private manufacturer of tooling and injection-molded plastics.
Other Directorships:	Chairman, Adapted Wave Technologies, a private audio technology company; Northwest Cascade, Inc., a private construction company.

Frances M. Conley
Age:	59
Director Since:	1990
Principal Occupation:	President, Roanoke Capital Ltd.
Recent Business Experience:	Ms. Conley is a shareholder, director and president of Roanoke Capital, Ltd., a financial consulting and venture capital management firm.
Other Directorships:	Audit committee chair and director of Recreation Equipment Inc., a private national retailer of outdoor gear and clothing; Director of Coinstar Inc., a public company which owns and operates a nationwide network of supermarket based coin counting machines.

Henry L. (Skip) Kotkins, Jr.
Age:	54
Director Since:	2002
Principal Occupation:	President & Chief Executive Officer, Skyway Luggage Company
Recent Business Experience:	Mr. Kotkins has served as President and CEO of Skyway Luggage Company since 1980. He was Vice President of that company from 1974-1980, and Director of Planning from 1971-1974.
Other Directorships:	Member of the Board of Skyway Luggage, ABM Industries, Inc. a NYSE listed building services company. Executive Committee Member of Washington Council on International Trade (Chair 2000-2002).

Larry C. Mounger
Age:	64
Director Since:	1990
Principal Occupation:	Chairman and Chief Executive Officer of Sunrise Identity Inc.
Recent Business Experience:	Mr. Mounger has served as chairman and chief executive officer of Sunrise Identity Inc., a screen printing and embroidery company, since 1997. From January 1993 until October 1995 he served as president, chief executive officer and director of Sun Sportswear, Inc., a public garment screenprinter. From 1963 to 1993 Mr. Mounger served in various positions at Pacific Trail Inc., an outerwear company, including chairman, chief executive officer and president from 1981 through January 1993.

Douglas G. Southern
Age:	60
Director Since:	2002
Principal Occupation:	Retired
Recent Business Experience:	Senior Vice President & Chief Financial Officer, Immunex Corporation (now Amgen, Inc.) 1990-1999.
Senior Vice President & Chief Financial Officer, Pay 'N Pak Stores, Inc. 1985-1990.
Vice President, Corporate Controller, Coca Cola Bottling Company of Los Angeles, 1975-1979.
Audit Partner, Arthur Young & Company (Now Ernst & Young) LLP 1979-1985.
Other Directorships	Board of Directors, Audit Committee Chair, Seattle Genetics, Inc., a company that discovers and develops monoclonal antibody-based drugs to treat cancer and related diseases.

James C. Towne
Age:	59
Director Since:	1997
Principal Occupation:	Chairman, Greenfield Development Corporation
Recent Business Experience:	Since 1996, Mr. Towne has served as the chairman of Greenfield Development Corporation, a real estate remediation and development company. From 1982 to 1995, he was president, chief executive officer or chairman of various companies, including Osteo Sciences Corporation, Photon Kinetics, Inc., MCV Corporation, Metheus Corporation and Microsoft Corporation.
Other Directorships:	Tully's Coffee Company, a public specialty coffee retailer; Monowave Corporation, a private speech recognition software company.

        The board of directors recommends that you vote FOR the reelection of Michael S. Brownfield as a class II director, FOR the election of Douglas G. Southern as a class II director, and FOR the election of Henry L. (Skip) Kotkins, Jr. as a class III director.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit Committee
Number of Members:	4
Members:	James C. Towne (Chair) Larry C. Mounger Michael S. Brownfield Douglas G. Southern
Number of Meetings in Fiscal 2002:	4
Functions:	Selects independent public accountants to audit our financial books and records, subject to shareholder approval.
Reviews and approves the scope of their audit, and reviews their independent and performance.
Reviews accounting practices, financial structure, and financial reporting, including the results of the annual audit and the review of quarterly interim financial statements.
Reviews annually the scope of the Audit Committee Charter.
Reports to the board of directors about these matters.
Compensation Committee
Number of Members:	4
Members:	Larry C. Mounger (Chair) Michael S. Brownfield James C. Towne Henry L. (Skip) Kotkins, Jr.
Number of Meetings in Fiscal 2002:	5
Functions:	Establishes the salaries and any bonus awards for our executive officers.
Considers and makes recommendations on our executive compensation plans to the board of directors.
Administers our stock option plans and makes grants of stock options, restricted stock and stock appreciation rights.
Administers our employee stock purchase plan.
Nomination Committee
Number of Members:	3
Members:	James C. Towne (Chair) Michael S. Brownfield Larry C. Mounger
Number of Meetings in Fiscal 2002:	1
Functions:	Makes recommendations on the nominations or elections of directors and officers.
Reviews the size and composition of the board of directors.
This committee will consider recommendations by shareholders for nominees for director. Suggestions should be submitted to our Secretary.

DIRECTOR COMPENSATION

        The following fees are paid to directors who are not one of our officers or employees:

Annual board of directors retainer	$20,000
Attendance for each board of directors meeting	$1,000
Attendance for each non-audit committee meeting	$1,000
Attendance for each audit committee meeting	$2,000

        In addition, directors who are not one of our officers or employees receive annual option grants to purchase 7,500 shares of our common stock at the fair market value of the common stock on the date of grant. Those individuals also receive a quarterly $500 clothing allowance towards the purchase of Cutter & Buck clothing.

        All directors are entitled to reimbursement for expenses incurred in traveling to and from board meetings.

AUDIT COMMITTEE REPORT

        The audit committee is comprised of three independent directors and operates under a written charter adopted by our board of directors. A copy of that charter is attached as an appendix to this proxy statement. The audit committee recommends to the board of directors, subject to shareholder ratification, the selection of our independent auditors.

        Cutter & Buck management is responsible for our internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of our consolidated financial statements and issuing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States. The audit committee monitors our financial reporting process and reports to the board of directors on its findings.

Audit Fees

        Ernst & Young LLP served as our independent auditors during fiscal 2002. For the fiscal year ended April 30, 2002 we paid Ernst & Young $249,954 for professional services rendered for the audit of the financial statements included in our annual report on form 10-K and the reviews of the quarterly financial statements in our quarterly reports on form 10-Q.

Financial Information Systems Design and Implementation Fees

        Ernst & Young did not provide any financial information systems design and implementation services to us for the fiscal year ended April 30, 2002.

All Other Fees

        For the fiscal year ended April 30, 2002, we paid Ernst & Young $88,880 for all other non-audit services, the bulk of which were tax related services.

Auditor Independence

        During fiscal 2002, the audit committee met and held discussions with management and Ernst & Young. The audit committee reviewed and discussed with Cutter & Buck management and Ernst & Young the audited financial statements contained in our annual report on form 10-K for the fiscal year ended April 30, 2002. The audit committee also discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

        Ernst & Young submitted to the audit committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The audit committee discussed with Ernst & Young such independence.

        After these discussions and after the new CEO discovered irregularities in the financial statements for the years 2000 and 2001, Ernst & Young performed additional procedures which enabled it to certify the restated financial statements for the years 2000 through 2002. Ernst and Young has invoiced $452,000 for these additional procedures. As of November 11, the company has accrued this amount.

        Based on the extensive work done by its own management, by additional independent counsel and accountants, and by Ernst & Young, the audit committee has recommended to the board of directors that the restated audited financial statements for the fiscal years ended April 30, 2000 and April 30, 2001, as well as the audited financial statements for the fiscal year ended April 30, 2002 be included in our annual report on Form 10-K.

        The audit committee has considered whether the provision of non-audit services provided by Ernst & Young is compatible with maintaining the independence of Ernst & Young and has concluded that the independence of Ernst & Young is not compromised by the provision of those non-audit services.

        The audit committee has recommended that Ernst & Young be retained as the company's independent auditors for the fiscal year 2003.

November 12, 2002	AUDIT COMMITTEE Michael S. Brownfield Larry C. Mounger James C. Towne (Chair)

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR
(Proposal 2 on the Proxy Card)

        The board of directors, acting on the recommendation of the audit committee, has appointed the independent public accounting firm of Ernst & Young LLP to be our independent auditor for the fiscal year ending April 30, 2003. As in the past, the board of directors has determined that it would be desirable to request ratification of its appointment by the shareholders. If the shareholders do not ratify the appointment of Ernst & Young LLP, the appointment of independent auditors will be reconsidered by the board of directors. A representative of Ernst & Young LLP will be present at the annual meeting, will have the opportunity to make a statement if he or she desires, and will be available to respond to shareholder questions.

        The board of directors recommends a vote FOR ratification of Ernst & Young LLP as our independent auditor.

COMPENSATION COMMITTEE REPORT ON
FISCAL YEAR 2002 EXECUTIVE COMPENSATION

        The information required by this item is incorporated by reference to Item 11 of our Form 10-K for our fiscal year ended April 30, 2002, a copy of which is being provided in the annual report provided with this proxy statement.

STOCK PRICE PERFORMANCE

        The information required by this item is incorporated by reference to Item 11 of our Form 10-K for our fiscal year ended April 30, 2002, a copy of which is being provided in the annual report provided with this proxy statement.

EXECUTIVE OFFICERS

        The information required by this item is incorporated by reference to Item 10 of our Form 10-K for our fiscal year ended April 30, 2002, a copy of which is being provided in the annual report provided with this proxy statement.

TRANSACTIONS WITH MANAGEMENT

        The information required by this item is incorporated by reference to Item 13 of our Form 10-K for our fiscal year ended April 30, 2002, a copy of which is being provided in the annual report provided with this proxy statement.

COMPLIANCE WITH SECTION 16 OF THE
SECURITIES EXCHANGE ACT OF 1934

        Based on our records and other information, Cutter & Buck believes that all SEC filing requirements applicable to its directors and officers were complied with for fiscal 2001 and prior years.

FUTURE SHAREHOLDER NOMINATIONS AND PROPOSALS

        Nominations of persons for election to the board of directors may be made at any annual meeting of shareholders by any of our shareholders (a) who is a shareholder of record on the date of the giving of the notice and on the record date for the determination of shareholders entitled to vote at the annual meeting, and (b) who timely complies with the notice procedures and form of notice set forth below. To be timely, a shareholder's notice must be given to the Secretary and must be delivered to or mailed and received at our principal executive offices not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after the anniversary date, or no annual meeting was held in the immediately preceding year, notice by the shareholder in order to be timely must be so received no later than the close of business on the tenth (10th) day following the day on which the notice of the annual meeting date was mailed to shareholders or other public disclosure of the annual meeting date was made, whichever first occurs. To be in proper form, a shareholder's notice must be in written form and must set forth (a) as to each person whom the shareholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of our capital stock which are owned beneficially or of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and (b) as to the shareholder giving the notice (i) the name and record address of the shareholder, (ii) the class or series and number of shares of our capital stock which are owned beneficially or by record by the shareholder, (iii) a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder, (iv) a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person named in its notice, and (v) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act. The notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

        To be included in our proxy materials mailed to shareholders pursuant to Rule 14a-8 of the Exchange Act, shareholder proposals to be presented at the 2003 annual meeting of shareholders must be received by us at our executive offices at 701 North 34th Street, Suite 400, Seattle, Washington 98103, to the attention of the Secretary, on or before August 21, 2003. No business may be transacted at an annual meeting of shareholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the board of directors (or any duly authorized committee thereof), or (c) otherwise properly brought before the annual meeting by any of our shareholders (i) who is a shareholder of record on the date of the giving of the notice and on the record date for the determination of shareholders of record on the date for the determination of shareholders entitled to vote at the annual meeting, and (ii) who timely complies with the notice procedures and form of notice set forth below. To be timely, a shareholder's notice must be given to the Secretary and must be delivered to or mailed and received at our principal executive offices not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after the anniversary date, or no annual meeting was held in the immediately preceding year, notice by the shareholder in order to be timely must be so received no later than the close of business on the tenth (10th) day following the day on which the notice of the annual meeting date was mailed to shareholders or other public disclosure of the annual meeting date was made, whichever first occurs. To be in proper form, a shareholder's notice must be in written form and must set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting the business at the annual meeting, (b) the name and record address of the shareholder, (c) the class or series and number of shares of our capital stock which are owned beneficially or of record by each shareholder, (d) a description of all arrangements or understandings between the shareholder and any other person or persons (including their names) in connection with the proposal of the business, and (e) a representation that the shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

OTHER MATTERS

        As of the date of this proxy statement, management knows of no other business which will be presented for action at the annual meeting. If any other business requiring a vote of the shareholders should come before the annual meeting, the persons designated as your proxies will vote or refrain from voting in accordance with their best judgment.

By Order of the Board of Directors,

Ernest R. Johnson Secretary
Seattle, Washington November 22, 2002

PROXY

CUTTER & BUCK INC.
701 North 34th Street, Suite 400
Seattle, WA 98103

This Proxy Is Solicited On Behalf of the Board Of Directors

        The undersigned hereby appoints Frances M. Conley and Ernest R. Johnson, or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Cutter & Buck Inc. held of record by the undersigned on November 15, 2002, at the Annual Meeting of Shareholders to be held on December 18, 2002, or any adjournment thereof.

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You can now access your Cutter & Buck account online.

Access your Cutter & Buck shareholder account online via Investor ServiceDirectSM (ISD).

Mellon Investor Services LLC, agent for Cutter & Buck Inc., now makes it easy and convenient to get current information on your shareholder account. After a simple and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com
and follow the instructions shown on this page.

Step 1: FIRST TIME USERS—Establish a PIN

        You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

  Investor ServiceDirectSM is currently only available for domestic individual and joint acounts.

  •
  SSN
  •
  PIN
  •
  Then click on the Establish PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.

Step 2: Log in for Account Access

        You are now ready to log in. To access your account please enter your:

  •
  SSN
  •
  PIN
  •
  Then click on the Submit button

If you have more than one account, you will now be asked to select the appropriate account.

Step 3: Account Status Screen

        You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

  •
  Certificate History
  •
  Book-Entry Information
  •
  Issue Certificate
  •
  Payment History
  •
  Address Change
  •
  Duplicate 1099

For Technical Assistance Call 1-877-978-7778 between
9am-7pm Monday-Friday Eastern Time

							Please mark your votes as indicated in this example		☒
		FOR all nominees listed below (except as marked to the contrary below)		WITHHOLD AUTHORITY to vote for all nominees listed below			FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS. Elect two class II directors to serve until the 2005 annual meeting of shareholders and until their respective successors are elected and qualified. Elect one class III director to serve until the 2003 annual meeting of shareholders and until his successor is elected and qualified.		☐	☐	2.	INDEPENDENT ACCOUNTANTS. Ratify the appointment of Ernst & Young LLP as the Company's public accountants.	☐	☐	☐
					3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below.)
Class II Directors:
	01.	Michael S. Brownfield
	02.	Douglas G. Southern
Class III Director:
	03.	Henry L. (Skip) Kotkins, Jr.
This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES UPON ALL OTHER MATTERS WHICH MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
Please mark, sign, date and return the proxy card promptly, using the enclosed envelope.
Signature	Signature (if held jointly)	DATED: , 2002
Please sign name as it appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 4PM Eastern Time the business day prior to annual meeting day.

Your telephone or Internet vote authorizes the named proxy to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/cbuk		Telephone 1-800-435-6710		Mail

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR
		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the annual report and proxy statement
on the Internet at: http://www.cutterbuck.com

                         November 22, 2002

Dear Shareholder

Enclosed with this letter is the 10-K report on the fiscal year ended last April 30, 2002. The report gives a comprehensive look at that year, and I'll simply add some context here.

  •
  During the fiscal year ended last April, your Board of Directors decided to withdraw from several businesses which had not proven successful. These withdrawals were the major factor in the $10 million loss reported for the year.

  •
  In April, Harvey Jones resigned as Chief Executive Officer, and shortly thereafter Marty Marks resigned as Chief Operating Officer. The Board initially asked me to step in as interim CEO, and later asked me to stay on as the permanent CEO. I have accepted.

  •
  In July, we made some discoveries which led to the restatement of our financials. Our CFO resigned that same month. NASDAQ started a delisting proceeding and the Securities and Exchange Commission also commenced an informal inquiry. In order to ensure that we had accurate financials, maintained our listing with NASDAQ and continued in good standing with the regulators, we undertook an exhaustive examination of our books and a comprehensive review of our corporate culture. We used some very experienced professionals to help us address these issues, including our auditors and legal firm, independent counsel, and an independent accounting firm. This effort has really paid off.

  •
  In October, we filed our restated financials which are incorporated in the enclosed 10-K report. We reestablished our good standing with NASDAQ and retained our listing, and we caught up with our SEC reporting. Our 10-Q for the second quarter will be filed before the December 15, 2002 due date.

These events have been difficult for everyone involved with Cutter & Buck. We have some legacy issues that remain, but it is good to get to our current stage—we can now devote most of our attention to the business of Cutter & Buck.

Our business is a good one. We have loyal consumers who love our brand. We have a diverse customer base … golf shops, corporations, specialty stores and upper-end department stores. The craftsmanship of our garments is superb, and we are recognized for their quality and consistency. We have a strong balance sheet with adequate liquidity, and exceptionally skilled and dedicated employees.

We are determined to return to profitability, and we are examining every aspect of our business in order to streamline processes and reduce costs. We are creating a culture which emphasizes integrity and professionalism, and we expect all our employees to embody these values.

As we work to capitalize on the potential of the Cutter & Buck brand, we have recently announced several new team members who bring powerful skills and deep experience to the job:

  Doug Southern and Skip Kotkins have joined your Board of Directors. Their resumes and business experiences are stellar and their fresh insights will be most welcome;

  Helen Rockey has joined as Executive Vice President for Markets and Products. Her strong background in apparel will be invaluable; and

  Ernie Johnson has joined as Senior Vice President and CFO. Ernie will lead the company toward the competitive advantage of having superior understanding of financial dynamics and results.

Frankly, I did not think we would be able to make this many critical moves in such a short time period. Things looked very different this past summer. But we are now well on the way to creating a first class management team, and refocusing our business to one that can produce the results which we all desire. I will continue to devote my best efforts to that end, and know the rest of your Board of Directors and management team will be doing the same.

Sincerely,

Frances M. Conley Chairman and Chief Executive Officer

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held on Wednesday, December 18, 2002 at 9 a.m.
CUTTER & BUCK INC. PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS (Proposal 1 on the Proxy Card)
COMMITTEES OF THE BOARD OF DIRECTORS
DIRECTOR COMPENSATION
AUDIT COMMITTEE REPORT
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR (Proposal 2 on the Proxy Card)
COMPENSATION COMMITTEE REPORT ON FISCAL YEAR 2002 EXECUTIVE COMPENSATION
STOCK PRICE PERFORMANCE
EXECUTIVE OFFICERS
TRANSACTIONS WITH MANAGEMENT
COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934
FUTURE SHAREHOLDER NOMINATIONS AND PROPOSALS
OTHER MATTERS
CEO LETTER TO SHAREHOLDERS